UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2022

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

NOBLE FINANCE COMPANY
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“
Noble Parent
”), and Noble Finance Company, an exempted company incorporated in the Cayman Islands with limited liability (the “
Company
”) and a wholly owned subsidiary of Noble Parent. Information in this filing relating to the Company is filed by Noble Parent and separately by the Company on its own behalf. The Company makes no representation as to information relating to Noble Parent (except as it may relate to the Company) or any other affiliate or subsidiary of Noble Parent. This report should be read in its entirety as it pertains to each of Noble Parent and the Company.

Item 1.01	Entry into a Material Definitive Agreement.
On June 23, 2022, the Company and certain subsidiaries of Noble Parent entered into an Asset Purchase Agreement (the “
Agreement
”) to sell certain jackup rigs that have been operated by Noble Parent or its affiliates (the “
Noble Group
”) in the North Sea, to a newly formed subsidiary (the “
Buyer
”) of Shelf Drilling, Ltd. (“
Shelf Drilling
”) whose obligations under the Agreement will be guaranteed by Shelf Drilling, for a purchase price of US$375 million in cash, subject to adjustment as provided in the Agreement (the “
Rig
Transaction
”). The Rig Transaction, which is subject to approval of the UK Competition and Markets Authority (“
CMA
”), is intended to address the potential concerns identified by the CMA in the Phase I review of the proposed business combination between Noble Parent and The Drilling Company of 1972 A/S (“
Maersk Drilling
”) announced on 10 November 2021.
Pursuant to the terms of the Agreement, the jackup rigs,
Noble Hans Deul, Noble Houston Colbert, Noble Lloyd Noble, Noble Sam Hartley
and
Noble Sam Turner
(collectively, the “
Rigs
”), and all related support and infrastructure, will be sold to the Buyer. Additionally, associated offshore and onshore staff are expected to transfer with the Rigs. The Noble Group will provide certain customary transition support services to the Buyer for a limited period of time after the sale.
Closing of the sale of the Rigs is expected to occur near the end of the third quarter of 2022. Following the closing, the Noble Group expects to continue to perform the current drilling program for the
Noble Lloyd Noble
under a bareboat charter arrangement with Shelf Drilling until the second quarter of 2023, when the primary term of its current drilling contract is expected to end. The bareboat charter arrangement would pass the economic benefit of the drilling contract to Shelf Drilling. Upon completion of that bareboat charter arrangement, Noble Parent would transfer certain assets and contracts relating to the
Noble Lloyd Noble
to the Buyer. Drilling contracts for the other Rigs are expected to be novated to the Buyer, subject to the clients’ consent.
The Buyer is expected to finance the Rig Transaction through equity and debt financings by the Buyer and Shelf Drilling, but the Rig Transaction is not conditioned on such financing. Closing of the Rig Transaction is subject to the parties satisfying customary closing conditions, including but not limited to, novation of the applicable drilling contracts and regulatory approvals, including the approval of the Buyer, the Agreement, and the Rig Transaction by the CMA.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on
Form 8-K and
is incorporated herein by reference.
The Agreement is not intended to provide any other factual information about Noble Parent, the Company, the Buyer, Shelf Drilling or any of their respective subsidiaries or affiliates. In particular, the representations and warranties, including the assertions embodied therein, contained in the Agreement were made only for the purposes of the Agreement as of the specific dates therein, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the parties to the Agreement. Certain representations and warranties in the Agreement may be subject to a standard of materiality provided for in the Agreement that differs from those applicable to investors and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Noble Parent, the Company, Shelf Drilling or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Noble Parent’s, the Company’s, the Buyer’s or Shelf Drilling’s public disclosures. Investors should read the Agreement together with the other information that Noble Parent publicly files in reports and statements with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.
On June 23, 2022, Noble Parent issued a press release announcing the entry into the Agreement and providing an update on the merger control process. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on
Form 8-K and
is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by Noble Parent under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding the certainty of the duration and outcome of the CMA’s review process, the anticipated timing of the closing of the Rig Transaction, the expected financings by the Buyer and Shelf Drilling, and expectations under the bareboat charter arrangement, are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “shall” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed Rig Transaction under the Agreement or the transactions pursuant to the proposed business combination with Maersk Drilling (together, the “Transactions”) may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the acceptance of the proposed exchange offer by the requisite number of Maersk Drilling shareholders and the receipt of certain governmental and regulatory approvals, including those described herein, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transactions, (iv) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of
COVID-19,
and the adverse impact thereof on business, financial condition and results of operations, (v) the effect of the announcement or pendency of the Transactions on business relationships, performance, and business generally, (vi) risks that the Transactions disrupt current plans and potential difficulties in employee retention as a result of the Transactions, (vii) the outcome of any legal proceedings that may be instituted against related to the Transactions, (viii) the ability of Noble Corporation plc (fka Noble Finco Limited (“Topco”)) to list the Topco shares on NYSE or the Nasdaq Copenhagen, (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive markets in which Topco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Topco’s business and changes in the combined capital structure, (x) the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, and supply and demand of jackup rigs, (xi) factors affecting the duration of contracts, the actual amount of downtime, (xii) factors that reduce applicable dayrates, operating hazards and delays, (xiii) risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of jackup rigs, hurricanes and other weather conditions, and the future price of oil and gas, and (xiv) the ability to implement business plans, forecasts, and other expectations (including with respect to synergies and financial and operational metrics, such as EBITDA and free cash flow) after the completion of the Transactions, and to identify and realize additional opportunities, (xv) the failure to realize anticipated benefits of the Transactions, (xvi) risks related to the ability to correctly estimate operating expenses and expenses associated with the Transactions, (xvii) risks related to the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, (xviii) the potential impact of announcement or consummation of the Transactions on relationships with third parties, (xix) changes in law or regulations, (xx) international, national or local economic, social or political conditions that could adversely affect the companies and their business, (xxi) conditions in the credit markets that may negatively affect the companies and their business, and (xxii) risks associated with assumptions that parties make in connection with the parties’ critical accounting estimates and other judgements. The foregoing list of factors is not exhaustive. These factors include those “Risk Factors” referenced or described in Noble Parent’s most recent Form
10-K,
Form
10-Q’s,
and other filings with the Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.
Additional Information and Where to Find It
In connection with the proposed business combination, Topco has filed a Registration Statement on Form
S-4
(which Registration Statement was declared effective on April 11, 2022) with the SEC that includes (1) a proxy statement of Noble Parent that also constitutes a prospectus for Topco and (2) an offering prospectus of Topco to be used in connection with Topco’s offer to exchange shares in Maersk Drilling for Topco shares. Topco will distribute the offering prospectus in connection with the exchange offer. Should Maersk Drilling and Noble Parent proceed with the proposed business combination, Maersk Drilling and Noble Parent also expect that Topco will file an offer document with the Danish Financial Supervisory Authority (
Finanstilsynet
). This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE OFFERING DOCUMENT RELATING TO THE PROPOSED BUSINESS COMBINATION IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY EACH OF TOPCO AND NOBLE PARENT WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TOPCO, MAERSK DRILLING AND NOBLE PARENT, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.
Investors and Noble Parent shareholders can obtain free copies of the proxy statement/prospectus and all other documents filed with the SEC by Topco and Noble Parent through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement/prospectus and other documents related thereto on Maersk Drilling’s website at www.maerskdrilling.com or Noble Parent’s website at www.noblecorp.com, or by written request to Noble Parent at Noble Corporation, Attn: Richard B. Barker, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas 77478.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case, in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European or the UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Notice
This communication is not a public takeover offer and this announcement does not represent a formal decision by Topco or Noble Parent to make a public takeover offer within the meaning of section 4(1) of the Danish Takeover Order (Executive Order no. 636 dated 15 May 2020), and such formal decision by Topco to make a public takeover offer in accordance with section 4(1) of the Danish Takeover Order is conditional on the approval of a prospectus approved in accordance with Regulation (EU) No. 2017/1129 of 14 June 2017 (the “Prospectus Regulation”) or a document that satisfies the exemptions in article 1, paragraph 4, subparagraph m and paragraph 5, subparagraph e of the Prospectus Regulation, by the Danish Financial Supervisory Authority. If and when Topco formally launches the exchange offer, it will be made in the form of an offer document to be approved by the Danish Financial Supervisory Authority in accordance with the Danish Capital Market Act (Consolidated Act no. 1767 of 27 November 2020 on Capital Markets, as amended) and the Danish Takeover Order.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
.

EXHIBIT NUMBER		DESCRIPTION

2.1*		Asset Purchase Agreement, dated as of June 23, 2022, by and among Noble Corporation and certain of its subsidiaries, Shelf Drilling (North Sea), Ltd., and Shelf Drilling, Ltd.

99.1	—	Press Release issued by Noble Corporation, dated June 23, 2022.

104	—	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: June 23, 2022	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary

NOBLE FINANCE COMPANY

	By:	/s/ Richard B. Barker
Richard B. Barker
Senior Vice President and Chief Financial Officer